BRANDYWINE FUND, INC.

MANAGED BY FRIESS ASSOCIATES, INC.
SEMI-ANNUAL REPORT
MARCH 31, 1997

DEAR FELLOW SHAREHOLDERS:

We are grateful that your Fund held well in the first quarter ended March despite the hostile environment for the stocks comprising your portfolio. All major indices declined from their peaks -- the S&P 500 dropped 7.2 percent, the Nasdaq Industrials slipped 13 percent and the Russell 2000 sagged 7.6 percent. The Montgomery Securities 500 index was off its high by 21.2 percent.

The 2.7 percent return for the S&P 500 during the quarter masks the performance of the broader market. As was the case in 1996, the S&P's performance has been driven by fewer and fewer stocks. Of the 97 mutual funds that Morningstar categorizes as growth funds, 24 posted losses in excess of 10 percent for the
quarter.                                      -----------------------

Of the 23 funds comprising the Investor's Business Daily Mutual Fund Index, only THREE increased and each by only 2 percent. The 20 others declined, some by as much as 19 to 21 percent. (See chart on p.3).

The overall IBD index dropped 8.3 percent, the Hambrecht and Quist Growth index declined 19.3 percent, and the Nasdaq Industrials slid more than 8 percent.

Your backtracking of 2.1 percent represents an outstanding job by your research team by comparison.

We are mindful, however, that some of you are new shareholders and have only experienced this market downdraft. We are particularly committed to getting you to new highs in the months ahead.

Thanks to urging from your research team members Mark Lapolla and Bill D'Alonzo, you moved to higher-than-normal cash positions during the quarter as some of your huge gainers were harvested. Diane Hakala's Intel yielded a profit of nearly $200 million, Andy Graves' Cisco Systems created a $118 million gain, and Jon Fenn's Nike brought in $79 million.

It took weeks to select the best new ideas, but the decision to cement these gains in advance of finding the new ideas served you well and helps account for your good relative performance.

Exiting networking stocks, resulting from the intensive research efforts with customers of those companies by your researcher Andy Graves and consultant Hank Bannister, was particularly timely. Your gigantic winner Cisco was sold at $67. It has since declined 29 percent to $48. The Investor's Business Daily index for Local Networks dropped 33 percent during the quarter while the S&P Computers/Network index skidded 37 percent from its January peak!

Maintaining your portfolio value in backtracking markets is as important, if not more so, as creating advances in up markets. When the inevitable retracements occur, it is relevant to look at results from a longer term perspective than a few weeks. Since January 1995, your Fund is up 66 percent.

Many continue to recognize the validity of a long-term growth objective as additional investments of $216 million came into your Fund by new and existing shareholders during the quarter.

For the last five years your Fund is up 137 percent, an average annualized gain of 18.8 percent, compared to just 114 percent for the S&P 500 and only 51 percent for the Nasdaq Industrials.

MOST RECENT FIVE YEARS
NASDAQ IND.              50.6%
IBD*<F1>                 65.0%
LIPPER GROWTH            87.2%
S&P 500*<F1>            113.7%
YOUR FUND*<F1>          136.6%

*<F1>TOTAL RETURN
IBD = INVESTOR'S BUSINESS DAILY MUTUAL FUND INDEX

For the trailing twelve months which include the current market backtracking, as well as last July's downturn, you are up 15.2 percent.

And, your ten year return of 334 percent, 15.8 percent annualized, wallops the S&P 500's 250 percent gain. Those of you who have been with us for the last two years enjoy an average annualized gain of 24 percent, or 54 percent cumulative.

The uncertainty of the interest rate environment cleared at the end of the quarter when the Federal Reserve Board's Open Market Committee raised the discount rate by 1/4 percent. This is the first action the Fed has taken in more than one year and the first rate hike since early 1995. The increase was construed as a preemptive strike against future inflation. It may not be the last.

The increased volatility in the technology area allowed you to repurchase shares of networking, computer and software companies at "ON SALE!" prices. Probable positive earnings surprises, reasonable price/earnings ratios, and above all, dynamic products and services that will drive investor confidence going forward create enthusiasm among your research team for your new purchases.

Your biggest dollar gainer during the quarter was semiconductor manufacturer Advanced Micro Devices purchased in January by David Harrington. Already, it has brought in more than $40 million, rising 22 percent.

Some of your biggest percentage gainers during the quarter were John Ragard's Healthsource, up 59 percent and Mark Lapolla's Kellstrom Industries which increased 34 percent. Jon Fenn's Burlington Coat Factory and Hollywood Entertainment, recommended by consultant Pete Steelman, both rose 32 percent.

Carl Gates' ESC Medical Systems, increased 31 percent and the suggestion from your Tulsa-based consultant Conrad Doenges of Goodys Clothing, rose 29 percent.

We are encouraged that the companies you own experienced earnings growth averaging 49 percent for the latest 12 months and 51 percent in the most recent quarter. This compares to 13 percent and 17 percent for the S&P 500. You purchased these companies at price/earnings ratios of about 18, virtually equal to the market as measured by William O'Neil and Company, the publishers of Investor's Business Daily.

COMPANY GROWTH

AVERAGE INCREASE LATEST 12 MOS. EARNINGS
YOUR COMPANIES 49%
S&P 500        13%

AVERAGE INCREASE LATEST QUARTERLY EARNINGS
YOUR COMPANIES 51%
S&P 500        17%

ALL S&P FIGURES ARE UNWEIGHTED. ANALYSIS BY WILLIAM O'NEIL & CO., INC. MARCH 28, 1997.

We remain steadfast to our credo "Never Invest in the Stock Market, Invest in Individual Companies." Your research team of over thirty professionals continues to use its ever growing information network to create an edge over other investment management firms.

This network includes corporate managements and suppliers, competitors and customers of the companies that you own.

We appreciate the fact that you are an important part of that network as well. Please e-mail Kelli Fazler at kf@friess.com or fax her at 302-656-9015 if you see developments in companies that we should know about.

Conditions in the U.S. economy remain healthy for a continuation of the current expansion, and therefore increasing corporate profits. This expansion can continue without a major resurgence in inflation due in large part to the cautious actions of the Fed.

We appreciate the partnership that we forged with you, as we remain invested right along with you having over $40 million in the Fund from Friess Associates and family members.

One of your largest and longest standing fellow shareholders, the Nobel Foundation, continues the relationship that has spanned more than two decades.

Nobel has been in your Fund nearly since its inception on December 31, 1985. Since that date, your Fund has enjoyed a 560 percent cumulative increase in value, 18.3 percent annualized.

SINCE INCEPTION

IBD*<F2>                207.4%
NASDAQ IND.             208.3%
LIPPER GROWTH           312.5%
S&P 500*<F2>            404.7%
YOUR FUND*<F2>          560.4%

*<F2>TOTAL RETURN

We are pleased to remain No. 1 by Lipper Analytical for the last ten years ended March 31, 1997 among no-load growth funds still available to new investors. This inspires us to greater efforts in the next ten years.

We look forward to being able to create the same growth for all of you, and are grateful for the chance we have to put our strategy to work to grow your assets.

Thank you for entrusting to us this significant responsibility and for your continued confidence in our abilities throughout good and bad markets. We appreciate your sharing our long-term perspective.

God Bless!

/s/ Foster Friess

Foster Friess
President
April 3, 1997

                  MARCH QUARTER PERFORMANCE OF BRANDYWINE FUND
                   AND OTHER FUNDS IN IBD'S MUTUAL FUND INDEX

-21%
-20%
-19%
-16%
-16%
-14%
-14%
-13%
-12%
-12%
-11%
-10%
-7%
-5%
-2%
-2%
-2%
-2%
0%
0%
2%
2%
2%

-8.3 ---average % decline of 23 Funds


HIGHLIGHTS . . .

APPAREL & SHOES

With such well-known labels as Jones New York, Evan-Picone and Lauren by Ralph Lauren, JONES APPAREL GROUP, INC. enjoys a reputation for a high-quality, stylish product. These top lines offer the consumer high profile clothing at affordable prices benefiting from strong career and casual offerings for women.

As Chief Financial Officer Wes Carl tells us, Jones Apparel's advancement lies in part because the company successfully landed the Lauren line in 1996 and ended the year with Lauren in 275 stores, with sales of $50 million.

Customers like department stores Dillards and Nordstrom love your NYSE-listed company's consistent, fashionable product and continue to give Jones more retail selling space, accelerating growth.

During the recent December quarter, revenues rose 40 percent to $258 million, up from $185 million last year. Earnings, in turn, jumped 36 percent to $.30 from $.22.

Purchased in December of '95 at $20, your shares are up 85 percent to $37.

COMPUTERS & RELATED

If you want to print color copies from your PC, you'll need the server made by SPLASH TECHNOLOGY HOLDINGS, INC. Your company develops, produces, and markets open-platform color servers that link desktop computers and digital color laser copiers. As the color copying business grows 35-40 percent per year, your company is flourishing.

For the December quarter, revenues escalated 114 per-cent, jumping to $15 million from $7 million. Earnings came in at $.29 compared to just $.02 last year!

The biggest name in copying -- Xerox -- is one of your company's largest customers, along with Fuji Xerox in Japan.

Splash's servers connect computers to copiers, allowing graphic artists, architects, illustrators, and other color users to edit, manipulate, and print color documents. Industry experts expect the color server market to grow from $400 million in '96 to $1 billion by 2000.

Most businesses use the Windows 95 environment found in IBM compatible computers. Chief Financial Officer Joan Platt recently told us that Splash is developing plans to accommodate the Windows NT environment and will be releasing products for Windows this year. Splash already makes products for Macintosh which many individual artists use.

Soaring 127 percent, your shares are now worth $25, up from their October $11 purchase price.

HEALTHCARE

In the last five years, GENESIS HEALTH VENTURES, INC. has been recognized numerous times for its excellent healthcare services to the elderly with awards from such well-known organizations as Merrill Lynch, Temple University, Modern Healthcare, and Inc. Magazine.

Your company's extensive healthcare network, located primarily in the eastern United States, includes everything from geriatric care facilities and clinics to pharmacies and medical supply distribution centers.

What differentiates your company from many competitors is that it provides high-quality medical services in a patient's home. Chief Financial Officer George Hager explains that the new system, Genesis ElderCare Net Link, coordinates all these home services on-line, resulting in lower operating costs.

Revenues in the recent December quarter exploded 95 percent to $259 million from $133 million, driving earnings to $.33 from $.25, a 30 percent climb.

Your shares rose 15 percent to $31.25 from their September purchase price of $27.

SPECIALTY RETAILING

A spin-off of Melville Corporation, FOOTSTAR, INC. is debt-free, is consistently beating earnings expectations, and yet only now is gaining recognition on Wall Street.

Relatively undiscovered, this retailer of both athletic and discount footwear through its two operating divisions, Footaction, which sells brand name athletic footwear and apparel, and Meldisco, which sells discounted footwear within Kmart stores, presented a great investment opportunity for your Fund.

Your NYSE-listed company now attracts more investors since Merrill Lynch and Alex Brown both initiated coverage in March with buy ratings, and it's still trading at a discount compared to its peer companies.

We recently learned from CFO Carlos Alberini that due to the success of the Footaction stores, your company's growth in new square footage for 1997 will be more than 26 percent.

The December quarter showed earnings rising 23 percent from $.64 last year to $.79. Analysts predict that earnings will increase 67 percent in the March quarter.

Since purchase in October at $21, your shares jumped 41 percent and now sell at $30.

SEMICONDUCTORS & RELATED

Large computer and telecommunications companies such as IBM, Intel and Toshiba use SEMTECH CORPORATION'S semiconductor products, including its voltage suppressors and regulators.

According to David Franz, CFO, demand among personal computer companies for Semtech's products increased as the "mother board" -- the brain of the computer -- now needs two voltage regulators instead of just one for the earlier generations of computers.

For the fiscal year 1997, revenues climbed 21 percent to $65 million. Analysts expect earnings to rise 30 percent in the upcoming April quarter, coming in at $.39 compared to $.30 last year.

Selling today at $20.25, your shares are up 55 percent from their purchase price of $13 in September.

FELLOW SHAREHOLDER . . .

When one thinks "family portraits," there is probably one name that comes to mind for many Americans more than any other -- Olan Mills. We are thrilled to have both the company and the man, Olan Mills II, as fellow shareholders in Brandywine and Brandywine Blue Fund.

Olan is currently Chairman of the Board at Olan Mills, after serving for many years as the company's President and Chief Executive Officer. He is still active in the business, meeting often with the new President and CEO (who is the first outside the family to hold this position).

In Tuscaloosa, Alabama, Olan's father started the business when he took over an old studio. The company began as a reproduction operation where Olan, Senior would take old prints and return them as higher quality photos. An artist who he met while reproducing these prints later became his wife, and together they built Olan Mills Incorporated.

During the depths of the Depression, in 1932, many banks closed and so did the itinerate reproduction business. But, after finding a bankrupt studio, Olan, Senior launched a straight photography business. He traveled to small towns bringing first class photography services and marketing his product door to door.

He would sell a photo sitting to a family, the photographer would go to the home and take the pictures, make the proofs overnight, show them to the family for their selection, and then send the finished portrait through the mail. The business continued in this fashion until the 1950's, when studios started opening in various major U.S. cities.

Today, with headquarters in Chattanooga, Tennessee, Olan Mills operates more than 1,000 portrait studios in the United States, Canada, and England with 13,000 employees, and is one of the foremost producers of church directories in the U.S.

The younger Olan joined the family business in 1956 as Manager of Olan Mills of Tennessee, following more than two years in the Army, during which he served in Korea as a helicopter pilot. Prior to his Army service, Olan attended Princeton University where he studied Public and International Affairs. In 1971 he assumed management of Olan Mills U.S.

Introduced to Brandywine Fund about two years ago, Olan describes the relationship as refreshing. "The communications are excellent, and the information they contain is very helpful. The letters and quarterly reports Foster spends the time to send lend a personalized feel to a business where that often gets lost."

Olan and his wife Norma have three sons who all live in the Chattanooga area. Given that Olan and Norma just became grandparents five weeks ago, having the family close is a real blessing, allowing for frequent visits!

Serving on the Boards of The McCallie School, First Tennessee Bank of Chattanooga, and the Public Education Foundation, Olan still finds the time to enjoy reading, jogging, skiing, and traveling.

-Rebecca Buswell

ED . . .

Looking back over his first year in the trading operation at Friess Associates, Ed Abrams can point to a long list of changes. "We have moved the entire trading operation, added two traders, installed a new telephone system and implemented a more powerful version of our trading system -- Merrin. During the same period of time the assets under management have almost doubled." Certainly, Ed's extensive experience was instrumental in our ability to accommodate this growth.

Before joining the Friess team, Ed managed the trading operation in Philadelphia for Lehman Brothers for five years. Prior to that, he spent two years at First Boston following a seven-year stint as Associate Managing Director at Schroeder Wertheim.

In the financial markets, brokerage firms are described as the "sell side" of the business and investment firms like Friess Associates are called the "buy side." Ed brings his broad background on the "sell side" to our "buy side" trading desk.

Ed's job is intense and technical, but he says, in more simple terms, "My task is essentially to move in and out of large blocks of stock at prices favorable to our clients and shareholders." His greatest satisfaction comes from accomplishing a large trade without disturbing the marketplace.

"In the thirty years I have been on Wall Street I have never experienced the wonderful camaraderie that exists here at Friess Associates," is Ed's assessment of the past year.

Ed grew up on Long Island where he attended Chaminade High School before graduating from Mount Saint Mary's College in Maryland. He has two grown sons, Michael, a Managing Director at Prudential Insurance, and Gary, who has followed in his father's footsteps as a trader at Delaware Investment Management.

An all-around athlete, Ed's tennis, golf, and skiing have been severely limited by a recent broken ankle. Considering the pace of his first 14 months at Friess, Ed probably needed some time with his feet up.

-Margaret Barton

ON THE CUTTING EDGE . . .

FALLING ASLEEP AT THE WHEEL?

Precision Control Design, Inc. in Fort Walton Beach, Florida has developed the Sleep Watch to help truckers and railroad engineers manage fatigue, a leading cause of accidents. Inside the cab, a motion detector and a microprocessor monitor wrist movements, which are markedly different when a person is asleep. The Sleep Watch can alert the wearer when he is not alert enough to fly a plane or drive a truck. The device is in the early stages of production.

HEATED WALLS

French inventors have come up with a way to heat the walls of a room to 68TF in a few minutes by mixing conductive tin and antimony oxides into a paint and then hooking up electrodes to a 12-volt battery. This "electric paint" is similar to the rear window defrosters on automobiles and may someday replace your radiators.

PEGGY . . .

In November 1994, Margaret "Peggy" Barton came on board to get Friess Associates on the Internet and to make sure that the researchers were covering all the important financial magazines and trade journals. Peggy reads and recaps articles and magazines for your team, researches and writes articles for this report, and handles a myriad of other projects.

Last spring Peggy organized a small conference for various retail company executives and members of your research team, and this past December she assisted Lynn Friess in planning the Friess Associates Christmas gathering, which, given the growth of the company, is now a mammoth undertaking.

Peggy explains, "I really enjoy the variety of projects I work on, and it is rewarding to know I have delivered useful information to our researchers and, through the quarterly report, directly to our shareholders. Whether I am condensing materials, organizing events, or tackling special projects for Foster, I know I am leveraging his and the researchers' effectiveness, thereby increasing the value of our clients' and shareholders' portfolios."

A graduate of Mount Holyoke College, Peggy has a degree in Art History. She and her husband Randy, a scientist with the DuPont Company, have one son who was just married in June.

One of Peggy's favorite pastimes is gardening, so she is an enthusiastic participant in her garden club. In 1989 this group resolved to improve the appearance of Wilmington's downtown Rodney Square area. Eventually the group rallied the support of both the private and public sectors and raised $2.5 million for the project. "I am very pleased to be a small part of this restoration project and to see the difference it is making in our city."

Another special interest of Peggy's, the Delaware Antiques Show, supports the children's educational programs at Winterthur. Held annually two weekends before Thanksgiving, the show draws the finest dealers in American antiques.

To get the energy she needs for her busy life, Peggy starts most days with an early morning aerobics class. In her spare time she enjoys tennis, paddle tennis, and is taking up golf.

-Rebecca Buswell

ALL IS NOT ROSES . . .

It's important to share with you those stocks that didn't perform as well as we had hoped during the quarter. There were six companies that gave up more than $15 million each.

3Com Corp was your biggest disappointment dropping back by nearly $47 million. Toys R Us lost $20 million, Staples backtracked $19 million, Chesapeake Energy and CompUSA retraced $17 million apiece, while Seagate Technology lost $16 million. You no longer hold Chesapeake, Toys R Us, or 3Com. The latter was sold at a profit of $19 million despite its decline. It subsequently dropped $23 a share, a 42 percent decline, after your sale.

The good news is, your top gainers for the quarter were Advanced Micro Devices with a $41 million gain, Intel's $37 million rise, Dell Computer's $26 million, Schlumberger with $20 million, Conseco with $16 million and Nike and Cisco with $15 million each.

Together, your six top gainers exceeded by $18 million your six biggest retreaters.

GROWING YOUR FUND . . .

Each quarter, we are pleased to introduce you to one of the many contributors at the companies in which we invest. It is their talents and skills which create profits in their companies which in turn add value to your Fund.

This quarter, meet J. R. Caton of Quorum Health Group, a company which offers leadership, education, and strategic planning to small, independent hospitals.
J. R. is the CEO of Logan Hospital and Medical Center in Guthrie, Oklahoma, a 50 bed hospital in a community of 11,000 good Americans.

Quorum Health Group owns and operates 18 hospitals, but it also manages 260 additional hospitals in 44 states, such as the hospital in Guthrie. J. R. has worked for Quorum since 1988, and before coming to Guthrie 14 months ago, he headed the hospital in Atoka, Oklahoma.

As the director of a small medical center, J. R. wears many hats. He tackles public relations and customer complaints while overseeing the staff and reporting to the board. On the day we spoke with him, J. R. had started his day at 7:00 AM with a staff meeting and was hoping to get home by 9:00 PM after a Chamber of Commerce meeting.

J.R. has implemented changes at Logan which have converted an annual loss of a quarter of a million dollars to a profit of one million dollars.

J. R. is a modest man, but he reflected, "In my job you realize how important it is to be a contributing member of society. I really believe that I make a difference. I think Atoka is in good shape, but I thought Guthrie needed help and I wanted to try to improve it.

"Years ago people were skeptical about outside management teams. Now, because of our reputation and our ability to turn around regional hospitals, we are enjoying their respect. I am pleased I work for this company."

-Margaret Barton

HUBIE . . .

In October, 1987, Hubie Selz responded to an ad in the paper for a driver at Friess Associates thinking he'd "try it out" if he were hired. Now, nearly ten years later, Hubie is still here and says, "I've never had a more enjoyable ten years in my work. Everyday there's something new. With Foster and everyone at Friess, each day brings the unexpected."

Hubie is part of a four-man team responsible for driving your researchers to company meetings, to client presentations, and to the airport and train station for their many out of town trips.

He also picks up visiting clients and brings them to our offices and has had the opportunity to meet with many CFO's and CEO's as well as dignitaries such as Baron Stig Ramel, former President of the Nobel Foundation which is one of your longest standing and largest fellow shareholders. Last year, Hubie's most famous passenger was Charlton Heston!

"Being part of the mission to grow the assets entrusted to us is such a privilege," Hubie explains. "Knowing that the researchers are able to focus more closely on their work rather than having to fret about how they'll get from one meeting to the next and how they'll make their flight is rewarding."

Senior researcher Bill D'Alonzo relates, "Hubie's work is invaluable to all of us. We never have to worry about any of the travel details because he's always there to handle it. We can get in the van and keep right on working." Each Friess Associates van is equipped with a fax and telephone.

Before joining Friess, Hubie worked for 30 years at DuPont as a research technician. He started in the Engineering Department and then went to the Central Research Department. His focus was on fiber wear and friction studies.

Hubie grew up in Cincinnati, and right after graduating from high school, he enlisted in the Navy and fought in World War II. After boot camp in Newport, Rhode Island, he was assigned to the USS Quincy CA39 and went through the Caribbean and the Panama Canal to San Diego and finally to Guadal-canal. While there, the Japanese sunk his 1200-man ship and Hubie clung to a liferaft for hours before being rescued. Nearly 600 men aboard perished.

Following his discharge in 1945, Hubie began his studies at Ohio University earning a Bachelor of Fine Arts in Commercial Art & Advertising. While there, he met Nancy, who later became his wife and the mother of his two children, Randy and Cheryl.

Hubie is an avid golfer, playing three or four times a week during the warmer months. He was the senior champion at the DuPont Country Club in 1983, '86, and '92 and laments that his then 3 or 4 handicap is now more like 8 or 9!

-Rebecca Buswell

KERRY . . .

When Kerry Polini came to Friess Associates through an agency to fulfill a temporary staffing requirement in the Fall of 1994, she had no idea that in April 1995 she would once again be called back to fulfill another temporary need. That second temporary spot turned permanent, and Kerry came on board full time in September 1995.

Kerry's superb organizational skills and attention to details made her the perfect candidate to augment your operations team's ability to meet the demands of our increasing growth.

She assumed the responsibilities of handling shareholder inquiries, assembling materials for client and potential client meetings, maintaining all office supplies -- from paper to printers -- and tracking the whereabouts of all Friess team-mates in each of our four offices.

The very same qualities that fueled Kerry's success in operations led to her leaving that area and moving into research to become Jack Fraser's research manager. Jack recognized Kerry's quick thinking and thorough follow through and believed they would make a good team.

"Kerry is a terrific resource for me. She keeps track of all that I'm handling and she never lets anything fall through the cracks. In short, she manages me!" Jack exclaims.

Kerry enjoys the daily challenges that are part of having more than $11 billion under management. "Knowing that my efforts in working with Jack -- making sure he can concentrate on research and management -- help to grow the assets entrusted to us makes this job very rewarding."

Born and raised in Delaware, Kerry attended the University of Delaware and earned a BA in Psychology. She worked at MBNA and Olsten Staffing Services before joining Friess Associates.

Kerry's favorite spot is the beach. She spent her summers on Delaware's coast with her family throughout much of her childhood and once June rolls around, she still grabs every chance she can to get there on the weekends. Cooking, reading, and traveling are other activities Kerry enjoys, and she's a regular at the YMCA three times a week for her workout!

-Rebecca Buswell

FUND ADVISER . . .

With close to 10,000 mutual funds to choose from in the marketplace, selecting the right one can seem an overwhelming task. Thankfully, there are firms out there like Wetherby Asset Management with money managers like Bill Vlahos who know the industry well and can offer sound investment advice to its clients.

Founded in 1990, San Francisco-based Wetherby Asset Management has $170 million under management with 70 percent of its clientele made up of individuals, and the remaining 30 percent comprised of small institutional accounts including endowments and pension plans.

Bill explains the selection process is two-fold: the client's perspective -- individual objectives, tax situation, risk tolerance, and cash flow requirements -- and the mutual fund's characteristics -- risk adjustment returns, volatility, and performance relative to major indices like the S&P 500. Once he has this information established, Bill can narrow the choices for his client's portfolio down to the correct fund.

"We talk with managers to determine more about their style, and what makes them buy and sell companies," Bill relates. "A strong track record is an especially important factor for us. Managers must show solid performance for at least ten years and be in the top quartile to attract our attention."

Brandywine Fund caught Bill's eye back in 1992. "Few managers know their companies as well as Brandywine Fund does, and what is particularly impressive to us is that even as Brandywine's assets have grown, the Fund's returns continue to be at the top. Performance hasn't deteriorated," says Bill. According to Bill, last year was a tough year for mid-cap stocks, yet Brandywine, with a high concentration in mid-cap stocks, still garnered solid results.

Bill earned a BA in Political Science from UCLA, and took several courses in economics as he has always been interested in investment management. Other than scouring the mutual fund universe, Bill enjoys skiing, tennis, and lacrosse. He is also active in a group called the Guardsmen, which works to raise funds to send underprivileged kids to summer camp.

-Rebecca Buswell

TOP TEN . . .

You saw considerable changes in your Top Ten Industry Groups in the second quarter of your fiscal year. Last quarter's number two group, Computers & Related, surpassed Specialty Retailing for the number one spot. It grew from
12.8 percent of the portfolio to 15 percent aided by increases in value in Banctec, Inc., Innovex, Inc., and Data General Corp. of 24 percent, 19 percent and 17 percent.

New to your portfolio are Lexmark, Inc. and Seagate Technology. A combined $35 million gain in your Dell Computer, EMC Corp., and Quantum Corp. positions also helped increase this category.

Oil/Gas Field Services was number three in your December quarter with 12.3 percent. It is now number seven with 4.9 percent. BJ Services, Global Marine, Inc., Marine Drilling, Reading & Bates, and Schlumberger Ltd. were all sold from your portfolio with nearly $104 million in gains.

Moving up from number six last quarter to become your second largest industry group is Semiconductors & Related. Purchases in Advanced Micro Devices, LSI Logic, Jabil Circuit, Inc., Micron Electronics, Inc., and Xilinx fueled this sector's growth to 11.7 percent of your portfolio.

The addition to your National Semiconductor holding and its subsequent $8.5 million gain was also a factor. Thanks to David Harrington's pick of Advanced Micro Devices you gained $40.7 million since your purchase, thus this sector's more meaningful position.

Timely sales in Networking removed that group completely from your Top Ten this quarter. Healthcare with 3.1 percent now occupies the number ten spot.

                            TOP TEN INDUSTRY GROUPS

Cash                          13.5%
Healthcare                     3.1%
Communications                 4.0%
Department Stores              4.4%
Oil/Gas Field Services         4.9%
Apparel & Shoes                5.2%
Financial/Business Services    5.9%
Software                       6.4%
Specialty Retailing           11.4%
Semiconductors & Related      11.7%
Computers & Related           15.0%
All Others                    19.0%

KUDOS FOR YOUR FUND . . .
O MONEY -- Brandywine Fund named as one of "11 Superior Funds to Buy Now. No matter what your investing goals are (or what happens in '97), you'll win in the long run by investing in the rare stars that consistently outshine their peers." February 1997
-------------

O LOUIS RUKEYSER'S MUTUAL FUNDS -- Brandywine called " . . . an impressively consistent high performer . . ." February 1997
                                 -------------

o ENTREPRENEUR -- "Over time, the fund (Brandywine) has been more rewarding than almost any other offering with a similar investment style . . . Brandywine has typically outperformed most rivals." March 1997
                                     ----------

BRANDYWINE FUND, INC.
STATEMENT OF NET ASSETS
March 31, 1997
(Unaudited)

                                                                       QUOTED
                                                                       MARKET
SHARES                                                  COST            VALUE
------                                                  ----          -------

COMMON STOCKS - 86.5% (A)<F4>
            APPAREL & SHOES - 5.2%
   125,800  Authentic Fitness Corp.               $1,894,614       $1,855,550
    60,000  Brown Group, Inc.                      1,024,500          997,500
   281,400  Farah Inc.*<F3>                        2,388,769        2,814,000
   780,000  Fruit of the Loom, Inc.*<F3>          27,984,546       32,370,000
   336,200  Genesco Inc.*<F3>                      2,997,606        3,782,250
 1,389,600  Gucci Group, N.V.                     99,677,049      100,224,900
 1,013,500  Intimate Brands, Inc.                 18,630,261       19,129,812
 1,027,400  Jones Apparel Group, Inc.*<F3>        20,555,815       38,142,225
 2,091,200  Liz Claiborne, Inc.                   59,394,005       91,228,600
 1,002,300  Russell Corp.                         37,862,593       35,832,225
   263,500  St. John Knits, Inc.                  11,776,931       11,396,375
    81,400  Timberland Co.*<F3>                    3,574,626        3,571,425
   279,600  Vans, Inc.*<F3>                        4,024,593        3,285,300
   446,000  The Warnaco Group, Inc.               12,585,122       13,268,500
                                               -------------    -------------
                                                 304,371,030      357,898,662

THIS SECTOR IS 17.6% ABOVE YOUR FUND'S COST.

            AUTOMOTIVE & RELATED - 0.5%
   194,500  Arvin Industries, Inc.                 4,607,921        4,546,437
   550,700  MascoTech, Inc.                       11,477,769       11,289,350
    47,100  Quaker State Corp.                       737,191          724,163
   413,800  SPX Corp.                             11,606,318       18,776,175
                                               -------------    -------------
                                                  28,429,199       35,336,125

THIS SECTOR IS 24.3% ABOVE YOUR FUND'S COST.

            BUILDING & RELATED - 0.1%
   181,400  Kaufman & Broad Home Corp.             2,523,868        2,403,550
   150,000  Pacific Greystone Corp.*<F3>           1,673,330        1,875,000
                                               -------------    -------------
                                                   4,197,198        4,278,550

THIS SECTOR IS 1.9% ABOVE YOUR FUND'S COST.

            COMMUNICATIONS - 4.0%
   448,000  ACC Corp.*<F3>                        14,454,050        9,968,000
   924,300  Andrew Corp.*<F3>                     30,850,290       33,390,337
   924,300  Andrew Corp. Rights (attached)*<F3>            0                0
 1,278,900  Ascend Communications, Inc.*<F3>      63,506,673       52,115,175
   692,600  Aspect Telecommunications Corp.*<F3>  18,697,124       13,505,700
   412,000  Boston Technology, Inc.*<F3>          10,601,492        7,776,500
   558,500  CellStar Corp.*<F3>                   11,912,657       11,868,125
    70,200  Dycom Industries, Inc.*<F3>              832,913          851,175
   372,000  Dynatech Corp.*<F3>                   12,676,674       11,160,000
    87,100  Interlink Computer Sciences,Inc.*<F3>  1,077,862          925,437
   546,000  MasTec, Inc.*<F3>                     11,352,728       15,424,500
   132,100  MICROS Systems, Inc.*<F3>              4,194,879        4,606,988
   295,200  Olicom A/S*<F3>                        5,237,968        4,538,700
 1,627,200  Scientific-Atlanta, Inc.              30,155,470       24,814,800
 2,242,700  Tellabs, Inc.*<F3>                    42,601,334       81,017,538
   147,400  Transcrypt International Inc.*<F3>     1,215,448        1,068,650
                                               -------------    -------------
                                                 259,367,562      273,031,625

THIS SECTOR IS 5.3% ABOVE YOUR FUND'S COST.

            COMPUTERS & RELATED - 15.0%
 1,400,000  Adaptec, Inc.*<F3>                    27,416,669       50,050,000
 1,249,800  American Power Conversion Corp.*<F3>  19,857,406       27,026,925
   150,000  APEX PC Solutions,Inc.*<F3>            1,377,500        1,275,000
   182,700  BancTec, Inc.*<F3>                     3,904,989        4,658,850
   135,000  CHS Electronics, Inc.*<F3>             2,102,500        2,750,625
 2,213,600  Compaq Computer Corp.*<F3>           124,344,982      169,617,100
   982,000  Data General Corp.*<F3>               13,966,931       16,694,000
 3,351,400  Dell Computer Corp.*<F3>             137,577,926      226,638,425
 3,493,700  EMC Corp. (Mass.)*<F3>               104,716,110      124,026,350
    66,900  Innovex, Inc.                          1,373,989        1,639,050
   151,300  Interface, Inc.                        3,597,570        3,792,032
   289,100  Iomega Corp.*<F3>                      4,229,706        4,697,875
   976,700  Lexmark International Group, Inc.*<F3>27,651,973       23,684,975
   160,000  Pomeroy Computer Resource, Inc.*<F3>   3,975,957        3,160,000
   175,000  Procom Technology, Inc.*<F3>           1,629,220        1,837,500
 1,444,400  Quantum Corp.*<F3>                    57,482,119       55,789,950
   518,600  Read-Rite Corp.*<F3>                  13,627,228       13,094,650
   235,000  SBS Technologies, Inc.*<F3>            6,237,750        3,583,750
 4,010,100  Seagate Technology, Inc.*<F3>        196,464,637      179,953,237
   140,000  Splash Technology, Inc.*<F3>           1,543,060        3,500,000
   485,400  Stratus Computer, Inc.*<F3>           11,467,158       15,047,400
 1,630,700  Western Digital Corp.*<F3>            59,193,182       92,338,388
                                               -------------    -------------
                                                 823,738,562    1,024,856,082

THIS SECTOR IS 24.4% ABOVE YOUR FUND'S COST.

            COMPUTER SYSTEMS - 0.1%
   249,200  Sequent Computer Systems, Inc.*<F3>    3,603,801        3,738,000

THIS SECTOR IS 3.7% ABOVE YOUR FUND'S COST.

            DEPARTMENT STORES - 4.4%
   342,000  Ames Department Stores, Inc.*<F3>      2,823,563        3,120,750
 1,605,500  Consolidated Stores Corp.*<F3>        44,146,521       56,593,875
   546,900  Family Dollar Stores, Inc.            11,129,981       12,783,787
 6,111,400  Federated Department Stores, Inc.*<F3>199,726,916     200,912,275
   222,800  Proffitt's Inc.*<F3>                   5,052,446        8,410,700
   659,800  Saks Holdings Inc.*<F3>               18,961,370       18,969,250
                                               -------------    -------------
                                                 281,840,797      300,790,637

THIS SECTOR IS  6.7% ABOVE YOUR FUND'S COST.

            DISTRIBUTION - 0.8%
   214,000  Black Box Corp.*<F3>                   6,203,491        5,751,250
   318,800  InaCom Corp.*<F3>                      9,241,993        7,252,700
   481,100  MicroAge, Inc.*<F3>                    7,089,896        6,494,850
   541,800  Tech Data Corp.*<F3>                   8,288,779       13,070,925
 1,011,300  U.S. Office Products Co.*<F3>         33,062,692       25,029,675
                                               -------------    -------------
                                                  63,886,851       57,599,400

THIS SECTOR IS 9.8% BELOW YOUR FUND'S COST.

            ELECTRICAL EQUIPMENT MANUFACTURERS - 0.4%
   399,500  AAR Corp.                              9,793,793       11,985,000
   455,300  BE Aerospace, Inc.*<F3>               10,175,055       11,154,850
   115,900  Precision Castparts Corp.              6,000,281        5,910,900
                                               -------------    -------------
                                                  25,969,129       29,050,750

THIS SECTOR IS 11.9% ABOVE YOUR FUND'S COST.

            ELECTRONICS - 1.8%
   337,200  AVX Corp.                              7,661,081        7,039,050
   165,500  Berg Electronics Corp.*<F3>            4,638,055        4,716,750
   409,800  KEMET Corp.*<F3>                       9,226,983        7,683,750
   153,000  Reptron Electronics, Inc.*<F3>         2,505,375        3,117,375
 1,198,400  SCI Systems, Inc.*<F3>                49,787,709       60,669,000
   124,600  Technitrol, Inc.                       2,607,263        2,336,250
   540,200  Tektronix, Inc.                       26,971,233       27,280,100
   388,300  Waters Corp.*<F3>                     11,394,782       10,387,025
                                               -------------    -------------
                                                 114,792,481      123,229,300

THIS SECTOR IS 7.3% ABOVE YOUR FUND'S COST.

            FABRIC/TEXTILES - 0.6%
   172,600  Kellwood Co.                           3,649,600        4,315,000
   200,000  Pluma Inc.*<F3>                        2,456,347        2,400,000
   375,900  Unifi, Inc.                           11,829,322       11,464,950
   648,200  WestPoint Stevens Inc.*<F3>           21,143,980       24,712,625
                                               -------------    -------------
                                                  39,079,249       42,892,575

THIS SECTOR IS 9.8% ABOVE YOUR FUND'S COST.

            FINANCIAL/BUSINESS SERVICES - 5.9%
   383,200  Aames Financial Corp.                  8,881,304        7,759,800
   569,100  AmeriCredit Corp.*<F3>                 9,812,912        9,888,112
    54,600  AmeriTrade Holding Corp.*<F3>          1,115,386          853,125
   822,800  AMRESCO, Inc.*<F3>                    17,718,813       13,781,900
   365,100  BA Merchant Services Inc.*<F3>         5,633,006        5,020,125
   259,100  Comdisco, Inc.                         7,842,820        8,064,487
   202,200  Consolidated Graphics,Inc.*<F3>        4,892,225        5,787,975
 4,379,800  Conseco, Inc.                        115,788,782      156,030,375
   517,500  COREStaff Inc.*<F3>                   11,902,978       10,220,625
   615,900  Credit Acceptance Corp.*<F3>          11,765,092       10,932,225
    85,000  Data Processing Resources Corp.*<F3>   1,533,438        1,593,750
   998,700  Diebold, Inc.                         36,263,532       37,576,087
   813,300  FIRSTPLUS FINANCIAL*<F3>              25,983,974       24,500,662
   185,000  Metro Information Services,Inc.*<F3>   3,130,000        2,335,625
   112,800  MGIC Investment Corp.                  7,048,804        7,980,600
   453,300  The Money Store, Inc.                 11,798,347        9,519,300
 1,129,100  Nationwide Financial Services Inc.*<F3>30,190,170      29,074,325
   249,000  Personnel Group of America, Inc.*<F3>  3,773,595        4,886,625
   361,900  The PMI Group, Inc.                   16,464,310       18,140,238
   160,200  Pre-Paid Legal Services, Inc.*<F3>     2,562,146        2,382,975
   250,500  Provident American Corp.*<F3>          3,313,750        2,348,438
   116,300  RemedyTemp, Inc.*<F3>                  1,614,462        1,802,650
   308,900  StaffMark, Inc.*<F3>                   4,048,746        4,054,313
   235,000  Ugly Duckling Corp.*<F3>               4,363,938        4,318,125
   692,700  United Companies Financial Corp.      18,748,398       14,286,938
    46,900  US Rental,Inc.*<F3>                      847,638          850,062
   320,200  Valassis Communications, Inc.*<F3>     5,929,859        7,164,475
   135,000  Warrantech Corp.*<F3>                  1,074,375        1,215,000
                                               -------------    -------------
                                                 374,042,800      402,368,937

THIS SECTOR IS 7.6% ABOVE YOUR FUND'S COST.

            FOOD/RESTAURANTS - 0.6%
   388,300  CKE Restaurants, Inc.                  3,285,258        8,591,137
   585,000  Cracker Barrel Old Country
              Store, Inc.                         16,387,793       15,283,125
   697,000  Food Lion Cl A                         5,434,353        5,707,036
   353,400  Food Lion CL B                         2,747,196        2,838,155
   104,500  JP Foodservice, Inc.*<F3>              2,384,663        2,886,813
   376,550  ShowBiz Pizza Time, Inc.*<F3>          7,054,644        6,589,625
                                               -------------    -------------
                                                  37,293,907       41,895,891

THIS SECTOR IS 12.3% ABOVE YOUR FUND'S COST.

            HEALTHCARE - 3.1%
 2,328,600  Beverly Enterprises, Inc.*<F3>        33,781,953       33,182,550
   550,000  Cardinal Health, Inc.                 33,112,301       29,906,250
 1,534,500  Columbia/HCA Healthcare Corp.         65,761,582       51,597,562
   357,500  Genesis Health Ventures, Inc.*<F3>     9,677,465       11,171,875
 2,005,900  HEALTHSOUTH Corp.*<F3>                35,007,375       38,362,838
   317,500  Medical Manager Corporation*<F3>       3,502,437        3,016,250
 1,046,892  MedPartners, Inc.*<F3>                20,553,529       22,246,455
   182,000  Multicare Companies Inc.*<F3>          3,388,270        3,435,250
   267,700  Orthodontic Centers of America Inc.*<F3>3,479,371       3,613,950
   327,200  Quorum Health Group, Inc.*<F3>         7,847,270       10,102,300
   150,000  Specialty Care Network*<F3>            1,200,000        1,500,000
                                               -------------    -------------
                                                 217,311,553      208,135,280

THIS SECTOR IS 4.2% BELOW YOUR FUND'S COST.

            HOME/OFFICE & RELATED - 0.6%
   790,800  Apogee Enterprises, Inc.              13,635,848       15,618,300
   572,200  Heilig-Meyers Co.                      9,588,528        9,083,675
   145,000  Mail-Well, Inc.*<F3>                   3,016,637        2,863,750
   186,100  Rowe Furniture Corp.                   1,760,340        1,465,537
    75,000  Samsonite Corp.*<F3>                   3,150,000        3,243,750
   410,000  Windmere-Durable Holdings Inc.         6,281,596        5,791,250
                                               -------------    -------------
                                                  37,432,949       38,066,262

THIS SECTOR IS 1.7% ABOVE YOUR FUND'S COST.

            LEISURE & ENTERTAINMENT - 1.4%
   526,000  Action Performance Cos. Inc.*<F3>      6,260,651       10,257,000
   586,000  Callaway Golf Co.                     18,847,721       16,774,250
    25,000  CapStar Hotels Co.*<F3>                  704,000          700,000
   249,000  Doubletree Corp.*<F3>                  9,199,182        8,839,500
   466,650  Hasbro, Inc.                          12,182,235       12,774,544
   313,800  Interstate Hotels Company*<F3>         7,431,911        8,864,850
 1,354,500  La Quinta Inns, Inc.                  29,320,037       27,767,250
    35,000  MIDWAY GAMES, Inc.*<F3>                  562,100          581,875
   160,000  Steiner Leisure LTD*<F3>               2,133,130        3,880,000
   240,000  Vistana Inc.*<F3>                      2,902,500        2,700,000
                                               -------------    -------------
                                                  89,543,467       93,139,269

THIS SECTOR IS 4.0% ABOVE YOUR FUND'S COST.

            MACHINERY/CONSTRUCTION & MISCELLANEOUS MANUFACTURING - 1.8%
 1,498,900  AGCO Corp.                            43,200,558       41,407,112
   215,400  Applied Power Inc.                     6,789,397        9,046,800
   806,500  Coltec Industries Inc.*<F3>           13,224,120       14,920,250
   151,200  DT Industries, Inc.                    5,149,998        3,969,000
   613,800  JLG Industries, Inc.                   1,417,988       12,045,825
   225,000  OmniQuip International, Inc.*<F3>      3,168,437        3,262,500
   261,250  PAXAR Corp.*<F3>                       4,277,214        5,061,719
   157,300  RDO Equipement Co.*<F3>                2,645,800        2,752,750
   146,000  The Shaw Group, Inc.*<F3>              3,090,888        3,339,750
   511,000  Stewart & Steveson Services,Inc.      14,110,397       10,220,000
   278,000  Watts Industries, Inc.                 6,067,985        6,463,500
   497,000  Wyman-Gordon Co.*<F3>                 10,983,329       10,126,375
                                               -------------    -------------
                                                 114,126,111      122,615,581

THIS SECTOR IS 7.4% ABOVE YOUR FUND'S COST.

            MEDICAL/DENTAL PRODUCTS & SUPPLIES - 1.3%
   407,800  ADAC Laboratories                      8,764,200        8,512,825
   105,000  Advanced Polymer Systems, Inc.*<F3>      968,124          813,750
   213,400  Ballard Medical Products               4,063,970        4,454,725
 1,577,500  Biomet, Inc.*<F3>                     26,810,644       26,620,312
   229,300  Hologic, Inc.*<F3>                     5,375,304        5,589,188
   285,000  Medical Resources, Inc.*<F3>           2,906,309        3,099,375
   556,500  STERIS  Corp.*<F3>                    14,720,140       13,564,688
   289,700  Sybron International Corp.*<F3>        8,164,887        8,039,175
   420,000  Twin Laboratories, Inc.*<F3>           5,040,000        5,670,000
   380,000  UROHEALTH Systems, Inc.*<F3>           3,531,750        3,657,500
   258,000  Vital Signs, Inc.                      6,442,051        5,805,000
                                               -------------    -------------
                                                  86,787,379       85,826,538

THIS SECTOR IS 1.1% BELOW YOUR FUND'S COST.

            OIL/GAS FIELD SERVICES - 4.9%
    66,500  Cliffs Drilling Co.*<F3>               4,808,871        3,948,437
   753,100  Cooper Cameron Corp.*<F3>             51,767,583       51,587,350
   235,200  Energy Ventures, Inc.*<F3>             6,185,195       14,494,200
   705,600  Ensco International Inc.*<F3>         29,685,400       34,750,800
   135,000  Lone Star Technologies, Inc.*<F3>      2,393,750        2,565,000
   139,200  Maverick Tube Corp.*<F3>               2,453,938        2,470,800
 2,604,300  Noble Drilling Corp.*<F3>             31,614,486       44,924,175
    63,600  Nuevo Energy Co.*<F3>                  2,503,653        2,440,650
   510,600  Offshore Logistics, Inc.*<F3>          8,402,689        8,169,600
    50,000  Oryx Energy Co.*<F3>                     713,515          962,500
   305,400  Pool Energy Services Co.*<F3>          5,044,988        4,504,650
   507,300  Precision Drilling Corp.*<F3>         22,579,174       21,433,425
   668,300  Pride Petroleum Services, Inc.*<F3>   10,821,254       13,867,225
 1,294,200  Rowan Companies, Inc.*<F3>            22,696,805       29,281,275
   211,300  Smith International, Inc.*<F3>         8,926,499        9,640,563
   210,500  Swift Energy Co.*<F3>                  5,052,746        4,973,063
 1,247,200  Tidewater Inc.                        61,682,593       57,371,200
   178,000  Trico Marine Services, Inc.*<F3>       7,088,876        8,455,000
   456,800  United Meridian Corp.*<F3>            16,587,053       13,761,100
   140,000  Veritas DGC Inc.*<F3>                  2,855,454        2,765,000
    61,400  Wiser Oil Company                      1,293,050        1,082,175
                                               -------------    -------------
                                                 305,157,572      333,448,188

THIS SECTOR IS 9.3% ABOVE YOUR FUND'S COST.

            PHARMACEUTICALS - 0.5%
   159,300  Medicis Pharmaceutical Corp.*<F3>      5,040,471        4,739,175
   400,000  Roberts Pharmaceutical Corp.*<F3>      5,503,513        5,100,000
   140,000  Serologicals Corp.*<F3>                2,444,867        2,100,000
   647,200  Watson Pharmaceuticals Inc.*<F3>      27,505,414       23,137,400
                                               -------------    -------------
                                                  40,494,265       35,076,575

THIS SECTOR IS 13.4% BELOW YOUR FUND'S COST.

            SEMICONDUCTORS & RELATED - 11.7%
 5,481,800  Advanced Micro Devices, Inc.*<F3>    186,767,220      227,494,700
    45,000  CFM Technologies, Inc.*<F3>            1,350,000        1,333,125
   250,900  Dallas Semiconductor Corp.*<F3>        6,691,456        6,648,850
   222,500  Digital Microwave Corp.*<F3>           5,632,343        4,283,125
 2,053,700  Intel Corp.                          304,291,394      285,721,012
   383,200  Jabil Circuit, Inc.*<F3>              15,183,202       17,268,142
   342,000  Lattice Semiconductor Corp.*<F3>      16,643,700       15,646,500
 1,657,600  LSI Logic Corp.*<F3>                  54,604,711       57,601,600
 1,397,300  Micron Electronics, Inc.*<F3>         26,147,971       26,723,363
   158,200  Microsemi Corp.*<F3>                   1,841,023        1,957,725
 3,846,600  National Semiconductor Corp.*<F3>     94,079,010      105,781,500
   216,700  QLogic Corp.*<F3>                      4,615,972        4,279,825
   156,300  Semtech Corp.*<F3>                     2,047,212        3,165,075
   122,400  Sipex Corp.*<F3>                       3,303,542        3,580,200
   160,000  Supertex, Inc.*<F3>                    2,146,414        1,880,000
   671,100  Xilinx, Inc.*<F3>                     30,341,897       32,716,125
                                               -------------    -------------
                                                 755,687,067      796,080,867

THIS SECTOR IS 5.3% ABOVE YOUR FUND'S COST.

            SOFTWARE - 6.4%
   248,800  Activision, Inc.*<F3>                  3,841,551        2,799,000
 1,311,700  Autodesk, Inc.                        44,094,259       40,662,700
 2,521,800  BMC Software, Inc.*<F3>              114,889,715      116,318,025
   520,400  Cognos Inc.*<F3>                       9,032,636       13,530,400
   990,000  Compuware Corp.*<F3>                  37,717,577       62,122,500
   231,000  Datastream Systems, Inc.*<F3>          4,704,820        3,696,000
   977,900  Electronic Arts Inc.*<F3>             29,475,755       26,036,587
   855,600  Electronics for Imaging, Inc.*<F3>    31,740,265       34,117,050
   271,000  IKOS Systems, Inc.*<F3>                3,624,501        4,640,875
 1,123,300  Parametric Technology Corp.*<F3>      62,281,266       50,688,913
   538,447  Ross Systems, Inc.*<F3>                3,540,731        2,389,628
   775,000  Sterling Commerce Inc.*<F3>           22,475,000       22,475,000
   666,800  Sterling Software, Inc.               21,089,654       18,420,350
   455,700  Structural Dynamics Research Corp.*<F3>10,187,121       9,455,775
 1,608,800  Symantec Corp.*<F3>                   25,472,009       22,925,400
   180,900  Viewlogic Systems, Inc.*<F3>           2,773,893        2,521,384
                                               -------------    -------------
                                                 426,940,753      432,799,587

THIS SECTOR IS 1.4% ABOVE YOUR FUND'S COST.

            SPECIALTY RETAILING - 11.4%
   111,400  Abercrombie & Fitch Co.*<F3>           1,781,777        1,698,850
 1,169,500  AnnTaylor Stores Corp.*<F3>           23,971,636       23,828,562
   769,200  Borders Group, Inc.                   13,673,533       14,518,650
 1,217,400  Claire's Stores, Inc.                 20,105,391       20,391,450
 1,556,300  CompUSA Inc.*<F3>                     28,385,137       24,511,725
 3,019,800  Costco Companies, Inc.*<F3>           86,751,697       83,421,975
 2,153,700  CVS Corporation                       81,683,099       99,339,412
   750,000  Dollar General Corp.                  19,326,953       23,437,500
   457,500  Dress Barn, Inc.*<F3>                  6,200,720        7,720,313
   408,000  Eagle Hardware & Garden, Inc.*<F3>     8,839,990        7,344,000
   237,500  The Finish Line, Inc.*<F3>             6,131,172        5,284,375
   923,000  Footstar, Inc.*<F3>                   19,351,896       27,343,875
   425,000  French Fragrances Inc.*<F3>            2,550,000        3,293,750
 1,074,700  General Nutrition Companies, Inc.*<F3>19,975,100       21,762,675
   220,000  Goody's Family Clothing, Inc.*<F3>     3,200,502        5,060,000
   376,800  Gymboree Corp.*<F3>                    9,495,673       10,126,500
   631,000  Hollywood Entertainment Corp.*<F3>    13,283,752       15,380,625
   450,600  Linens'n Things, Inc.*<F3>             7,081,197       10,532,775
   368,200  Mac Frugal's Bargainso
              Close-outs Inc.*<F3>                 8,120,023        9,757,300
   170,000  Paul Harris Stores, Inc.*<F3>          1,970,653        2,635,000
   805,400  Payless ShoeSource, Inc.*<F3>         25,109,309       33,726,125
   244,500  Petco Animal Supplies, Inc.*<F3>       6,390,429        5,745,750
   974,800  Pier 1 Imports, Inc.                  13,419,754       17,180,850
 1,395,800  Ross Stores, Inc.                     34,454,032       35,418,425
   567,600  Stage Stores, Inc.*<F3>               11,000,915       12,487,200
 5,623,500  Staples, Inc.*<F3>                   132,200,381      113,172,938
    65,000  Stein Mart, Inc.*<F3>                  1,746,875        1,852,500
   785,900  Tiffany & Co.                         28,009,518       29,864,200
 2,521,300  TJX Companies, Inc.                   76,364,962      107,785,575
   119,400  Tuesday Morning Corp.*<F3>             3,342,685        3,820,800
                                               -------------    -------------
                                                 713,918,761      778,443,675

THIS SECTOR IS 9.0% ABOVE YOUR FUND'S COST.

            TRANSPORTATION & RELATED - 1.5%
    91,200  AirNet Systems Inc.*<F3>               1,316,013        1,459,200
   983,400  America West Holdings*<F3>            15,232,070       15,365,625
    70,500  Atlantic Coast Airlines Inc.*<F3>        982,266          951,750
    90,000  Celadon Group, Inc.*<F3>                 932,955          945,000
   506,500  Comair Holdings, Inc.                 11,318,024       11,016,375
   238,000  Kellstrom Industries Inc.*<F3>         2,418,740        3,242,750
   956,100  Southwest Airlines Co.                22,802,375       21,153,713
    95,200  Triumph Group, Inc.*<F3>               1,956,918        2,391,900
 1,601,400  US Airways Group, Inc.*<F3>           29,720,974       39,234,300
   205,000  Werner Enterprises, Inc.               3,512,500        3,843,750
                                               -------------    -------------
                                                  90,192,835       99,604,363
THIS SECTOR IS 10.4% ABOVE YOUR FUND'S COST.

            MISCELLANEOUS - 2.5%
    71,100  American Precision Industries Inc.     1,416,846        1,208,700
 1,110,300  The B.F. Goodrich Company             46,861,455       40,664,737
   371,900  Calpine Corp.*<F3>                     5,950,400        6,740,687
 1,820,100  Corning Inc.                          80,694,537       80,766,938
 1,047,100  The Dial Corp.                        15,706,029       16,884,488
   415,000  Ogden Corp.                            8,754,079        8,766,875
   324,200  RPM, INC.                              5,445,268        5,389,825
   324,300  TETRA Technologies, Inc.*<F3>          9,020,185        7,134,600
                                               -------------    -------------
                                                 173,848,799      167,556,850

THIS SECTOR IS 3.6% BELOW YOUR FUND'S COST.

            WARRENTS - 0.0%
        43  Sound Advice, Inc.
              Warrants*<F3>, 06/14/99                      0                0

THIS SECTOR IS 0.0% BELOW YOUR FUND'S COST.

                                               -------------    -------------
            Total common stocks                5,412,054,077    5,887,759,569

                                                                       QUOTED
PRINCIPAL                                                              MARKET
AMOUNT                                                  COST            VALUE
------                                                  ----          -------
SHORT-TERM INVESTMENTS - 13.65 (A)<F4>
            COMMERCIAL PAPER - 13.3%
$25,000,000 Banc One Corp.,                      $25,000,000      $25,000,000
            due 04/01/97, discount of 5.33%
100,000,000 Ford Credit Co.,                     100,000,000      100,000,000
             due 04/01/97, discount of 5.52%
50,000,000  Ford Motor Credit Co. of Puerto Rico, 50,000,000       50,000,000
            due 04/01/97, discount of 5.70%
20,000,000  EI Dupont de Nemours,                 19,997,056       19,997,056
            due 04/02/97, discount of 5.30%
25,000,000  EI Dupont de Nemours,                 24,996,326       24,996,326
            due 04/02/97, discount of 5.29%
54,000,000  Merrill Lynch & Co., Inc.,            53,991,690       53,991,690
            due 04/02/97, discount of 5.54%
 1,250,000  Norfolk Southern Corp.,                1,249,807        1,249,807
            due 04/02/97, discount of 5.56%
 1,070,000  Norfolk Southern Corp.,                1,069,841        1,069,841
            due 04/02/97, discount of 5.34%
25,000,000  Smith Barney,                         24,996,292       24,996,292
            due 04/02/97, discount of 5.34%
20,330,000  Allied Signal Inc.,                   20,323,935       20,323,935
            due 04/03/97, discount of 5.37%
50,000,000  Deere & Company,                      49,985,000       49,985,000
            due 04/03/97, discount of 5.40%
 5,300,000  IBM Credit Corp.,                      5,298,433        5,298,433
            due 04/03/97, discount of 5.32%
25,000,000  Smith Barney,                         24,992,583       24,992,583
            due 04/03/97, discount of 5.34%
45,000,000  American General Finance Corp.,       44,980,013       44,980,013
            due 04/04/97, discount of 5.33%
50,000,000  Budget Funding, Inc.,                 49,977,583       49,977,583
            due 04/04/97, discount of 5.38%
52,000,000  Ford Motor Credit Co. of Puerto Rico, 51,976,730       51,976,730
            due 04/04/97, discount of 5.37%
36,000,000  Goldman Sachs,                        35,982,330       35,982,330
            due 04/04/97, discount of 5.89%
14,000,000   Budget Funding, Inc.,                13,987,447       13,987,447
            due 04/07/97, discount of 5.38%
20,500,000  Budget Funding, Inc.,                 20,480,867       20,480,867
            due 04/07/97, discount of 5.60%
50,000,000  IBM Credit Corp.,                     49,955,000       49,955,000
            due 04/07/97, discount of 5.40%
$20,000,000 Smith Barney,                         19,982,067       19,982,067
            due 04/07/97, discount of 5.38%
50,000,000  American General Finance Corp.,       49,946,722       49,946,722
            due 04/08/97, discount of 5.48%
50,000,000  Household Finance Corp.,              49,945,556       49,945,556
            due 04/08/97, discount of 5.60%
45,000,000  Budget Funding, Inc.,                 44,943,000       44,943,000
            due 04/09/97, discount of 5.70%
50,000,000  Deere & Company,                      49,938,556       49,938,556
            due 04/09/97, discount of 5.53%
17,000,000  Norwest Financial, Inc.,              16,978,844       16,978,844
            due 04/09/97, discount of 5.60%
 6,000,000  Firestone,                             5,991,675        5,991,675
            due 04/10/97, discount of 5.55%
                                               -------------    -------------
            Total commercial paper               906,967,353      906,967,353

            VARIABLE RATE DEMAND NOTES - 0.3%
15,907,985  Johnson Controls, Inc.                15,907,985       15,907,985
   807,000  Wisconsin Electric Power Co.             807,000          807,000
                                               -------------    -------------
            Total variable rate demand notes      16,714,985       16,714,985
                                               -------------    -------------
            Total short-term investments         923,682,338      923,682,338
                                               -------------    -------------
            Total investments                 $6,335,736,415    6,811,441,907
                                              ==============
            LIABILITIES, LESS CASH AND
            RECEIVABLES (0.1%) (A)<F4>                            (3,659,750)
                                                               --------------

              NET ASSETS                                       $6,807,782,157
                                                               ==============

            Net Asset Value Per Share
            ($0.01 par value 500,000,000
            shares authorized), offering
            and redemption price
            ($6,807,782,157 / 206,379,503
            shares outstanding)                                        $32.99
                                                                       ======

*<F3>Non-income producing security.
(a)<F4>Percentages for the various classifications relate to net assets.

The accompanying notes to financial statements are an integral part of this statement.

CAPITAL GAINS WATCH . . .

The upcoming October distribution may be six months away, but we want to let you know what we're anticipating. As of 3/31/97, the net realized capital gains
                ------------         -------          --------
amounts were:

$2.40 in long term capital gains
$2.00 in short term capital gains (treated as ordinary income)
-----
$4.40 total potential distribution per share

There remain unrealized gains of $3.45 and unrealized losses of $1.30 as of
3/31/97.     --                            --
-------

It's important to remember that if you have a taxable account, you will have to pay income tax next April on this distribution, but you will not have to pay a gain on this same amount when your shares are eventually redeemed.

Here's why. The value of your existing shares will be reduced by the per share amount of the distribution. For example, if shares purchased at $20 per share become worth $30, you have a potential taxable gain of $10 per share. However, if a $3.00 distribution is made, the share value will drop to an ex-dividend price of $27. This leaves only $7 instead of $10 as the potential future capital gain.

BRANDYWINE FUND, INC.
STATEMENT OF OPERATIONS
For the Period Ended March 31, 1997
(Unaudited)

INCOME:
  Dividends                                              $8,695,876
  Interest                                               16,854,396
                                                        -----------
    Total income                                         25,550,272
                                                        -----------

EXPENSES:
  Management fees                                        33,398,750
  Custodian fees                                            494,403
  Transfer agent fees                                       328,176
  Printing and postage expense                              327,932
  Administrative services                                   188,500
  Registration fees                                         184,729
  Professional fees                                          21,824
  Other expenses                                             35,204
                                                        -----------
    Total expenses                                       34,979,518
                                                        -----------
NET INVESTMENT LOSS                                     (9,429,246)
                                                        -----------
NET REALIZED GAIN ON INVESTMENTS                        990,029,137
NET DECREASE IN UNREALIZED APPRECIATION
    ON INVESTMENTS                                    (723,162,026)
                                                        -----------
NET GAIN ON INVESTMENTS                                 266,867,111
                                                        -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   $257,437,865
                                                       ============

STATEMENTS OF CHANGES IN NET ASSETS
For the Period Ended March 31, 1997 (Unaudited) and For the Year Ended September 30, 1996

                                                          1997           1996
                                                          ----           ----
OPERATIONS:
  Net investment loss                             $(9,429,246)  $(20,035,250)
  Net realized gain on investments                 990,029,137    214,708,928
  Net (decrease) increase in unrealized
    appreciation on investments                  (723,162,026)    362,502,998
                                                 -------------    -----------
  Net increase in net assets
    resulting from operations                      257,437,865    557,176,676
                                                 -------------    -----------

DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net realized gains
    ($1.347376 and $3.84486 per share,
    respectively)                                (250,675,101) (479,170,817)*
                                                                         <F5>
                                                 -------------    -----------

FUND SHARE ACTIVITIES:
  Proceeds from shares issued (32,108,529 and
    68,912,081 shares, respectively)             1,102,011,653  2,054,823,129
  Net asset value of shares issued in
    distributions (7,103,385 and 15,557,840
    shares, respectively)                          233,816,261    439,669,031
  Cost of shares redeemed (16,758,376 and
    22,514,291 shares, respectively)             (573,109,198)  (671,681,532)
                                                 -------------    -----------
  Net increase in net assets derived from
    Fund share activities                          762,718,716  1,822,810,628
                                                 -------------    -----------
  TOTAL INCREASE                                   769,481,480  1,900,816,487

NET ASSETS AT THE BEGINNING OF THE PERIOD        6,038,300,677  4,137,484,190
                                                 -------------    -----------
NET ASSETS AT THE END OF THE PERIOD             $6,807,782,157 $6,038,300,677
                                                 =============  =============

*<F5>Total distribution includes $386,543,539 of ordinary income, of which 3% is eligible for the corporate dividends received deduction.

The accompanying notes to financial statements are an integral part of these statements.


BRANDYWINE FUND, INC.
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each year)

                                         FOR THE PERIOD
                                        ENDED MARCH 31,
                                                   1997                         YEARS ENDED SEPTEMBER 30,
                                            (UNAUDITED)           1996      1995      1994      1993      1992      1991
                                         --------------        -------   -------   -------    ------   -------   -------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period             $32.83         $33.92    $24.77    $28.04    $19.36    $20.52    $15.79
Income from investment operations:
  Net investment (loss) income                   (0.03)         (0.08)(1) (0.10)      0.03    (0.02)      0.04      0.27
  Net realized and unrealized gains (losses)                        <F6>
    on investments                                 1.54           2.83     10.70    (0.43)      9.25      1.04      5.74
                                                -------        -------    ------    ------    ------    ------    ------
Total from investment operations                   1.51           2.75     10.60    (0.40)      9.23      1.08      6.01
Less distributions:
  Dividends from net investment income               --             --        --        --    (0.01)    (0.13)    (0.28)
  Distributions from net realized gains          (1.35)         (3.84)    (1.45)    (2.87)    (0.54)    (2.11)    (1.00)
                                                -------        -------    ------    ------    ------    ------    ------
Total from distributions                         (1.35)         (3.84)    (1.45)    (2.87)    (0.55)    (2.24)    (1.28)
                                                -------        -------    ------    ------    ------    ------    ------
Net asset value, end of period                   $32.99         $32.83    $33.92    $24.77    $28.04    $19.36    $20.52
                                                -------        -------    ------    ------    ------    ------    ------
                                                -------        -------    ------    ------    ------    ------    ------
Total Investment Return                           9.5%+<F8>      10.0%     45.5%    (1.4%)     48.6%      5.9%     41.4%

Ratios/Supplemental Data:
Net assets, end of period (in 000's $)        6,807,782      6,038,301 4,137,484 2,240,554 1,413,253   695,128   527,808
Ratio of expenses to average net assets          1.05%+<F8>      1.06%     1.07%     1.09%     1.08%     1.10%     1.09%
Ratio of net investment (loss) income
  to average net assets                         (0.3%)+<F8>     (0.4%)    (0.4%)      0.1%    (0.1%)      0.2%      1.5%
Portfolio turnover rate                         190.0%+<F8>     202.8%    193.7%    190.2%    150.4%    188.9%    187.9%
Average commission rate paid*<F7>               $0.0597        $0.0599


                                                                      YEARS ENDED SEPTEMBER 30,
                                                                  1990      1989      1988      1987
                                                                 -----    ------    ------    ------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                            $17.87    $12.89    $17.00    $11.01
Income from investment operations:
  Net investment (loss) income                                    0.11      0.03      0.06    (0.02)
  Net realized and unrealized gains (losses)
    on investments                                              (1.48)      4.99    (3.29)      6.04
                                                               -------    ------    ------    ------
Total from investment operations                                (1.37)      5.02    (3.23)      6.02
Less distributions:
  Dividends from net investment income                          (0.03)    (0.04)        --    (0.03)
  Distributions from net realized                               (0.68)        --    (0.88)        --
                                                               -------    ------    ------    ------
Total from distributions                                        (0.71)    (0.04)    (0.88)    (0.03)
                                                               -------    ------    ------    ------
Net asset value, end of period$15.79                            $17.87              $12.89    $17.00
                                                               -------    ------    ------    ------
                                                               -------    ------    ------    ------
Total Investment Return                                         (7.9%)     39.0%   (17.6%)     54.8%

Ratios/Supplemental Data:
Net assets, end of period (in 000's $)                         271,856   169,745   122,863   127,777
Ratio of expenses to average net assets                          1.12%     1.13%     1.16%     1.18%
Ratio of net investment (loss) income
  to average net assets                                           0.9%      0.2%      0.3%    (0.2%)
Portfolio turnover rate                                         157.7%     91.0%    107.4%    146.8%

     (1)<F6>Net investment loss per share is calculated using ending balances prior to consideration of adjustments for book and tax differences.
     *<F7>Disclosure required for fiscal years beginning after September 1, 1995.
     +<F8>Annualized

The accompanying notes to financial statements are an integral part of this statement.


BRANDYWINE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
March 31, 1997
(Unaudited)

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies of Brandywine Fund, Inc. (the "Fund"), which is registered under the Investment Company Act of 1940. The Fund was incorporated under the laws of Maryland on October 9, 1985. The investment objective of the Fund is to produce long-term capital appreciation principally through investing in common stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments are valued at amortized cost which approximates quoted market value. Investment transactions are recorded no later than the first business day after the trade date.

     (b) Net realized gains and losses on common stock are computed on the basis of the cost of specific certificates.

     (c) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

     (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (e) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and does not anticipate nonperformance by these counterparties.

     (f) Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock. At March 31, 1997 the Fund had no such permanent differences.

     (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

     The Fund has a management agreement with Friess Associates, Inc. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay the Adviser a monthly management fee at the annual rate of one percent (1%) on the daily net assets of the Fund. Also, the Adviser is reimbursed for administrative services rendered to the Fund by a consultant paid by the Adviser.

(3)  DISTRIBUTION TO SHAREHOLDERS

     Net investment income and net realized gains are distributed to shareholders.

(4)  INVESTMENT TRANSACTIONS

     For the period ended March 31, 1997, purchases and proceeds of sales of investment securities (excluding short-term investments) were $5,644,100,580 and $6,012,484,378, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

     As of March 31, 1997, liabilities of the Fund included the following:

     Payable to brokers for
       investments purchased                                    $21,139,825
     Payable to Adviser for management fees                       5,987,369
     Other liabilities                                              601,407

(6)  SOURCES OF NET ASSETS

     As of March 31, 1997, the sources of net assets were as follows:

     Fund shares issued and outstanding                      $5,409,738,156
     Net unrealized appreciation
       on investments                                           475,705,492
     Undistributed net realized gains
       and losses                                               922,338,509
                                                              -------------
                                                             $6,807,782,157
                                                              =============

     Aggregate net unrealized appreciation as of March 31, 1997 consisted of the following:

     Aggregate gross
       unrealized appreciation                                 $739,467,500
     Aggregate gross unrealized
       depreciation                                           (263,762,008)
                                                               ------------
     Net unrealized appreciation                               $475,705,492
                                                               ============

MARKET CAP . . .

Your large cap companies, those greater than $5 billion, moved from 41 percent of the portfolio in December to 29 percent currently as a result of harvesting some of your major gainers. Positions in networking holdings Cisco Systems and 3Com Corp, the retailing giant Sears Roebuck, and familiar brand names of Gap and Nike, were all sold during the quarter nailing down solid gains.

Cisco Systems grew $117 million thanks to your researcher Andy Graves' timely sale at $67. Cisco subsequently succumbed to as low as $48, down 29 percent from your sale. 3Com added $19.2 million. Oil exploration company Schlumberger Ltd. created a $47 million profit, and $17 million came from the specialty chemical company Praxair. You enjoyed a $15 million gain from Sears. Nike and Gap gained $19 million and $26 million.

Those companies in the mid-cap category comprise 42 percent of your March portfolio compared to 41 per-cent in December. Your small cap companies, under $1 billion, remain at 16 percent of your portfolio.

YOUR COMPANIES' MARKET CAPITALIZATION

CASH          13.5%
SMALL CAP     16.3%
MID CAP         42%
LARGE CAP     29.2%

BOARD OF DIRECTORS

John E. Burris
Chairman
Burris Foods, Inc.
Milford, Delaware

Foster S. Friess
President
Friess Associates, Inc.
Jackson, Wyoming

Stig Ramel
Former President
Nobel Foundation
Stockholm, Sweden

(800) 656-3017 bfunds@friess.com


Investment Adviser: FRIESS ASSOCIATES, INC.
Custodian, Transfer Agent: FIRSTAR TRUST COMPANY
Independent Accountants: PRICE WATERHOUSE LLP
Legal Counsel: FOLEY & LARDNER

OFFICERS: Foster S. Friess, President and Treasurer; Clarke Adams, Vice President; William F. D'Alonzo, Vice President; Carl S. Gates, Vice President; Paul R. Robinson, Vice President; and Lynda J. Campbell, Secretary

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Brandywine Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Report editor: Lynda J. Campbell   Report Staff: Margaret Barton,
Rebecca A. Buswell, Paul R. Robinson, Jennifer Weldon